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                                                                    EXHIBIT 23.1



                          CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in the registration statements on Form S-8 (File Nos. 33-37292 and 33-58550) of Unit Instruments, Inc. of our report dated July 17, 1998 appearing on Page 21 of this Form 10-K.



PricewaterhouseCoopers LLP
Costa Mesa, California
August 6, 1998